Restructuring provisions (Tables)	6 Months Ended
Jun. 30, 2026
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of provisions and other current liabilities	The below table shows the movement of restructuring provisions, which is included in Provisions and other current liabilities in the Condensed Consolidated Balance Sheet.

($ millions)	2026	2025
January 1	—	—
Additions	96	—
Cash payments	(55)	—
Balance as of June 30	41	—